================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                             HICKOK INCORPORATED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                     HICKOK
                                  ------------
                                  INCORPORATED

                                A NEW DIRECTION



                              1999 PROXY STATEMENT


       January 26, 2000 - Hickok Incorporated - Notice of Annual Meeting

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                               HICKOK INCORPORATED
                   10514 DUPONT AVENUE, CLEVELAND, OHIO 44108

                                                                January 26, 2000
  To the Shareholders of Hickok Incorporated:

  The Company will hold its Annual Meeting of Shareholders at 10:00 a.m., EST., Wednesday, February 23, 2000 at Holiday Inn Lakeside, 1111 Lakeside Avenue, Cleveland, Ohio 44114.

  We hope that you are planning to attend the Annual Meeting in person, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated. If you do attend the Annual Meeting you may, of course, withdraw your Proxy should you wish to vote in person.

  On behalf of the Board of Directors and management of Hickok Incorporated, I would like to thank you for your continued support and confidence.

                                                   Sincerely,

                                                   /s/ Robert L. Bauman
                                                   Robert L. Bauman
                                                   Chairman of the Board,
                                                   President and Chief
                                                   Executive Officer

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PROXY STATEMENT 1999 1

--------------------------------------------------------------------------------

                               HICKOK INCORPORATED
                   10514 DUPONT AVENUE, CLEVELAND, OHIO 44108

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS

                             MAILED TO SHAREHOLDERS
                               ON JANUARY 26, 2000

     The Annual Meeting of Shareholders of Hickok Incorporated, an Ohio corporation (the "Company"), will be held at Holiday Inn Lakeside, 1111 Lakeside Avenue, Cleveland, Ohio, on Wednesday, February 23, 2000 at 10:00 a.m., EST., for the following purposes:

     1. To fix the number of Directors at eight and elect seven Directors;
     2. To transact such other business as may properly come before the meeting or any adjournment.

     Only shareholders of record, as of the close of business on January 5, 2000, will be entitled to receive notice of and to vote at this meeting.

                                            By Order of the Board of Directors.

                                            /s/ Robert L. Bauman
                                            Robert L. Bauman
                                            Chairman, President and
                                            Chief Executive Officer

     January 26, 2000

                                    IMPORTANT

     Please fill in and sign the enclosed Proxy and return it in the accompanying envelope regardless of whether you expect to attend the Annual Meeting or not. If you attend the Annual Meeting you may vote your shares in person, even though you have previously signed and returned your Proxy.

--------------------------------------------------------------------------------
2 HICKOK INCORPORATED

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                               HICKOK INCORPORATED
                   10514 DUPONT AVENUE, CLEVELAND, OHIO 44108

                                 PROXY STATEMENT
                   MAILED TO SHAREHOLDERS ON JANUARY 26, 2000

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hickok Incorporated (hereinafter the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on February 23, 2000, and any adjournments thereof. The time, place, and purpose of the meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

  The expense of soliciting proxies, including the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and Proxy will be paid by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone or other electronic means, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. While the Company presently intends that solicitations will be made only by Directors, officers, and employees of the Company, the Company may retain outside solicitors to assist in the solicitation of proxies. Any expenses incurred in connection with the use of outside solicitors will be paid by the Company.

  Any person giving a Proxy pursuant to this solicitation may revoke it. The General Corporation Law of Ohio provides that, unless otherwise provided in the Proxy, a shareholder, without affecting any vote previously taken, may revoke a Proxy not otherwise revoked by giving notice to the Company in writing or in open meeting.

  All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted to fix the number of Directors at eight and for the election of the nominees listed in the Proxy and for the other proposals set forth in the Notice of Annual Meeting.

                                  VOTING RIGHTS

  At the close of business on January 5, 2000, the Company had 744,884 shares of Class A Common Stock, $1.00 par value ("Class A Shares"), outstanding and entitled to vote. Additionally, on such date there were 454,866 shares of Class B Common Stock, $1.00 par value ("Class B Shares"), outstanding and entitled to vote. The holders of the outstanding Class A Shares as of January 5, 2000 shall be entitled to one vote for each share held by them. The holders of the outstanding Class B Shares as of said date shall be entitled to three votes for each share held by them. The General Corporation Law of Ohio provides that if notice in writing is given by any shareholder to the President or a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that he desires the voting at such election to be cumulative, and an announcement of the giving of such notice is made upon the convening

--------------------------------------------------------------------------------
PROXY STATEMENT 1999 3

--------------------------------------------------------------------------------

   of the meeting by the Chairman or Secretary of the meeting or by or on behalf of the shareholder giving such notice, each shareholder shall have cumulative voting rights in the election of Directors, enabling him to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute his votes on the same principle among two or more nominees, as he sees fit. Only shareholders of record at the close of business on January 5, 2000 are entitled to notice of and to vote at this meeting.

     At the Annual Meeting, in accordance with the General Corporation Law of Ohio, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of shareholder voting. As provided by the General Corporation Law of Ohio and the Company's Amended Code of Regulations, holders of a majority of the outstanding shares of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes. Such inspectors will also treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the Annual Meeting.

      All additional questions and matters brought before the Annual Meeting will be, unless otherwise provided by the Articles of Incorporation of the Company or the General Corporation Law of Ohio, decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

                               PRINCIPAL OWNERSHIP

     The shareholders named in the following table are the only persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Shares of the Company as of January 5, 2000. In addition, this table includes the beneficial ownership of Common Shares by the Directors and Executive Officers of the Company as a group on January 5, 2000.


--------------------------------------------------------------------------------
4 HICKOK INCORPORATED

--------------------------------------------------------------------------------


  TITLE OF CLASS     NAME AND BUSINESS ADDRESS            NUMBER OF SHARES         PERCENT
-----------------      OF BENEFICIAL OWNER              BENEFICIALLY OWNED (1)     OF CLASS
                     -------------------------          ----------------------     --------

Common Shares,       Janet H. Slade (2)                   6,843 Class A (3)            *
$1.00 par value,     5862 Briar Hill Drive                110,762 Class B            24.4%
Class A and B        Solon, Ohio 44139

                     Gretchen L. Hickok (2)               3,834 Class A                *
                     3445 Park East, Apt. A203            115,056 Class B            25.3%
                     Solon, Ohio 44139

                     Patricia H. Aplin (2)                4,994 Class A                *
                     7404 Camale Drive                    118,042 Class B            25.9%
                     Pensacola, Florida 32504

                     Robert L. Bauman                     61,888 Class A (4)          7.6%
                     10514 Dupont Avenue                  111,006 Class B            24.4%
                     Cleveland, Ohio 44108

                     Koonce Securities, Inc.              150,507 Class A (5)        18.5%
                     6550 Rock Spring Drive
                     Bethesda, Maryland 20817

                     All Directors and Executive          91,031 Class A (6)         11.2%
                     Officers as a  group (9 persons)     221,768 Class B            48.8%


(*) Less than one percent

  (1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be a beneficial owner of a security if he or she has or shares voting or investment power in respect of such security or has the right to acquire beneficial ownership within 60 days. Accordingly, the amounts shown throughout this Proxy Statement do not purport to represent beneficial ownership, except as determined in accordance with said Rule.

  (2) Daughter of the late Robert D. Hickok.

  (3) Includes 5,000 Class A Common Shares which Ms. Slade, as a Director, has the right to acquire upon the exercise of immediately exercisable options.

  (4) Excludes 2,250 Class A Common Shares registered in the name of Mr. Bauman's children, with respect to which Mr. Bauman disclaims any beneficial interest. Includes an aggregate of 29,500 Class A Common Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable options.

  (5) Based on a Schedule 13G dated January 29, 1999 filed with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
PROXY STATEMENT 1999 5

--------------------------------------------------------------------------------

     (6) Includes 66,500 Class A Common Shares which the Directors and the Executive Officers of the Company have the right to acquire upon the exercise of immediately exercisable options.

                              ELECTION OF DIRECTORS

     The number of Directors of the Company is presently fixed at eight. The term of office of each Director expires annually. The individuals elected to the office of Director at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until their successors have been duly elected.

     The Board of Directors recommends that the number of Directors be fixed at eight, that seven of such directorships be filled by the vote of the shareholders at the Annual Meeting, and that the seven nominees hereinafter named be elected. Due to the time required to arrange for suitable candidates to replace members of the Board of Directors who have retired in recent years, the Board of Directors recommends the election of one less Director than the number fixed by the shareholders. The Board of Directors believes that the election of one less director than authorized will provide the Board with flexibility during the year to appoint an additional member to the Board, when an individual whose services would be beneficial to the Company and its shareholders can be identified.

     The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the Annual Meeting or any adjournments thereof for the election as Directors of the nominees named below unless the shareholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of such nominees. In the event of cumulative voting, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of Board of Directors' nominees elected to the Board. However, the shares represented by each Proxy cannot be voted by the Proxy holders for a greater number of nominees than those identified in this Proxy Statement. Each of the nominees has indicated his or her willingness to serve as a Director, if elected. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors.

--------------------------------------------------------------------------------
6 HICKOK INCORPORATED

--------------------------------------------------------------------------------
                  INFORMATION CONCERNING NOMINEES FOR DIRECTORS

                                                                       Common
                                                                      Shares (2)
                                                          Year in    beneficially      Percent
                                                        which first  owned as of       of class
                                Business                  elected     January 5,     beneficially
   Name and Age              Experience (1)               Director       2000           owned
   ------------              --------------               --------       ----           -----

Robert L. Bauman     Chairman, President and Chief Ex-      1980       61,888 (4)        7.6%
Age: 59              ecutive Officer of the Company                    Class A
                     since July 2, 1993                                111,006          24.4%
                                                                       Class B

Harry J. Fallon      President, Federated Purchaser,Inc.    1980       5,200 (3)          *
Age: 73              (electronics distributor)                         Class A

T. Harold Hudson     President, Aapra Associates, LLC,      1992       6,500 (3)          *
Age: 60              (consulting firm) since June, 1999;               Class A
                     Senior Vice President of
                     Engineering and Design of Six
                     Flags Theme Parks, Inc. for five
                     years prior to June, 1999

James T. Martin      Consultant, self employed, since       1999       -0-                *
Age: 68              September, 1997; President and
                     Chief Executive Officer, Meaden &
                     Moore, Ltd. (regional, Cleveland
                     based CPA firm) for five years prior
                     to September, 1997

Michael L. Miller    Partner since January, 1972 of         1992       10,000 (3)        1.2%
Age: 58              Calfee, Halter & Griswold LLP,                    Class A
                     the Company's Legal Counsel

James Moreland       Retired, since June, 1994; Senior      First      600                *
Age: 68              Engineering Executive, Rockwell        Time       Class A
                     International, for five years prior   Nominee
                     to June, 1994

Janet H. Slade       Private Investor                       1992       6,843(3)           *
Age: 56                                                                Class A
                                                                       110,762          24.4%
                                                                       Class B


(*) Less than one percent
--------------------------------------------------------------------------------
PROXY STATEMENT 1999 7

--------------------------------------------------------------------------------

     (1) Unless otherwise indicated, the principal occupation shown for each of the Company's Directors has been the principal occupation of such person for at least the past five years. The following Director also serves as director for the publicly-held corporation listed opposite his name below:

                   Harry J. Fallon              Federated Purchaser, Inc.

     (2) Class A Common Shares are indicated by "Class A"; Class B Common Shares are indicated by "Class B."

     (3) Includes 5,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

     (4) Excludes 2,250 Class A Shares registered in the name of Mr. Bauman's children, with respect to which Mr. Bauman disclaims any beneficial interest. Includes an aggregate of 29,500 Class A Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable options.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of the Company's Class A Shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market. Officers, Directors, and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5s were required, the Company believes that during the fiscal year ending September 30, 1999 all
   Section 16(a) filing requirements applicable to its officers, Directors, and greater than ten percent beneficial owners were complied with.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Audit Committee and a Compensation Committee. Set forth below is the membership of the various committees with the number of meetings held during the fiscal year ended September 30, 1999 in parentheses:

           AUDIT COMMITTEE (1)                    COMPENSATION COMMITTEE (1)
           -------------------                    --------------------------
           George S. Lockwood, Jr.*               Thomas H. Barton*
           Harry J. Fallon                        George S. Lockwood, Jr.*
                                                  T. Harold Hudson


   (*) Not seeking re-election as a director

--------------------------------------------------------------------------------
8 HICKOK INCORPORATED

--------------------------------------------------------------------------------

  The Audit Committee reviews the activities of the Company's independent auditors and various Company policies and practices. The Compensation Committee determines and reviews overall compensation matters affecting senior managers and officers, including the granting of stock options. The Board of Directors does not have a nominating committee.

  The Board of Directors held four meetings during the fiscal year ended September 30, 1999. During that fiscal year, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he or she served as a Director and (ii) the total number of meetings held by committees of the Board on which he or she served, during the period that he or she served.

  For the fiscal year ended September 30, 1999, Directors who are not also employees of the Company received an annual fee of $1,500 and a fee of $1,500 for each Board and Committee meeting attended. Directors who are also employees of the Company received a fee of $50 for each Board meeting attended.

                             EXECUTIVE COMPENSATION

  The following table sets forth all cash compensation paid or to be paid to, as well as the number of stock option awards granted to, the Company's chief executive officer, the Company's only executive officer whose salary and bonus exceeded $100,000 during each of the last three fiscal years (the "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE

                                                            LONG-TERM
                                                           COMPENSATION
                                 ANNUAL COMPENSATION          AWARDS
                                 -------------------          ------

                                                            SECURITIES
NAME AND                                                    UNDERLYING
PRINCIPAL POSITION     YEAR     SALARY       BONUS (1)       OPTIONS

Robert L. Bauman,      1999     $220,000     $21,000        3,000 (2)
Chairman, President    1998     $213,000     $21,000        3,000 (2)
& Chief Executive      1997     $206,000     $21,000        6,000 (2)
Officer

  The Named Executive Officer did not receive personal benefits or perquisites during the last fiscal year in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

  (1) Represents the bonus earned from a profit sharing plan for all officers and key employees.

  (2) Represents options to purchase shares of Class A Common Stock.

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PROXY STATEMENT 1999 9

--------------------------------------------------------------------------------

                               1999 OPTION GRANTS

     The following table sets forth certain information relating to a grant of stock options made during the fiscal year ended September 30,1999 to the Named Executive Officer. Such grant is reflected in the Summary Compensation Table on page 9.


                                    PERCENTAGE OF                           POTENTIAL REALIZABLE VALUE
                         NUMBER OF  TOTAL OPTIONS                           AT ASSUMED ANNUAL RATES OF
                        SECURITIES   GRANTED TO    EXERCISE OR               STOCK PRICE APPRECIATION
                        UNDERLYING  EMPLOYEES IN   BASE PRICE    EXPIRATION      FOR OPTION TERM
             NAME        OPTIONS     FISCAL YEAR   (PER SHARE)      DATE         5%          10%
             ----        -------     -----------   -----------      ----         --          ---

      Robert L. Bauman    3,000         13.0%        $7.125       12/31/08    $ 13,466    $ 33,986


                 1999 OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth stock option information for the individual named in the Summary Compensation Table. The value of the "in-the-money" options refers to options having an exercise price which is less than the market price of the Company's stock on September 30, 1999.

                              NUMBER OF                   VALUE OF (1)
                              UNEXERCISED                 UNEXERCISED IN-
                              OPTIONS AT                  THE-MONEY OPTIONS AT
                              SEPTEMBER 30, 1999          SEPTEMBER 30, 1999
                              ------------------          ------------------

                              EXERCISE-    UNEXER-        EXERCISE-   UNEXER-
   NAME                       ABLE         CISEABLE       ABLE        CISEABLE
   ----                       ----         --------       ----        --------

   Robert L. Bauman           24,500       - 0 -          $ 47,687    - 0 -

     (1) Calculated on the basis of the fair market value of the underlying securities at the exercise date or year-end, as the case may be, minus the exercise price.

                             STOCK PERFORMANCE GRAPH

     The following data compares the value of $100 invested on October 1, 1994 in the Company's Class A Common Shares, the Nasdaq Composite Index, and the Nasdaq Industrial Index. The Nasdaq Composite Index represents a broad market group in which the Company participates, and the Nasdaq Industrial Index was chosen as having a representative peer group of companies. The total return includes reinvestment of dividends. The comparisons in this graph are not intended to forecast, or be indicative of, possible future performance.

--------------------------------------------------------------------------------
10 HICKOK INCORPORATED

--------------------------------------------------------------------------------

[Graph for OCTOBER 1, 1994 THRU SEPTEMBER 30, 1999]

The above graph was prepared using the following data:


FISCAL YEAR ENDED     1994       1995       1996      1997      1998     1999
SEPTEMBER 30          ----       ----       ----      ----      ----     ----

HICKOK                $100       $183       $100      $ 68      $ 57     $264

NASDAQ COMPOSITE       100        137        162       223       223      361

NASDAQ INDUSTRIAL      100        126        142       176       132      206


                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

                                     GENERAL

  The Compensation Committee of the Board of Directors reviews the Company's existing and proposed executive compensation plans and makes determinations concerning such plans and the awards to be made thereunder. The current members of the Committee are Thomas H. Barton, George S. Lockwood, Jr. and T. Harold Hudson, all of whom are non-employee Directors of the Company.

                             COMPENSATION PHILOSOPHY

  The Committee believes that, in order to attract, retain and offer appropriate incentives to its key executives, compensation levels of individuals should be comparable to similarly situated companies. The Committee reviews generally available information concerning compensation levels at firms which are generally comparable in terms of industry, size and geography. Certain of these companies may be part of the indices set forth in the Stock Performance Graph contained elsewhere in this Proxy Statement. In addition, prior year earnings, internal projections of future

--------------------------------------------------------------------------------
PROXY STATEMENT 1999 11

--------------------------------------------------------------------------------

   years and other achievements of the Company for the prior fiscal year are factors in determining compensation levels for key executives. The Committee also makes a subjective determination as to the overall success of the Company and the contribution of each individual employee.

     In 1993 Congress adopted Section 162 (m) of the Internal Revenue Code which limits the ability of public companies to deduct compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation is "performance based" within the meaning of Section 162 (m). The Committee does not expect the deductibility of any compensation paid to its employees to be affected by Section 162 (m).

                       FISCAL 1999 COMPENSATION DECISIONS

     Base salaries and bonuses for all of the Company's officers and stock option grants for all key employees, other than Mr. Bauman, for fiscal 1999 were established by the Committee based on recommendations by Mr. Bauman. Generally, base salaries were increased as a result of the Committee's review of comparable companies and its subjective determination of the Company's results for fiscal 1998 and each individual's particular contribution. No cash bonuses were granted for fiscal 1999 based on a profit sharing plan in place for all officers and key employees. An aggregate of 23,000 options to purchase Class A Common Stock were granted to employees for fiscal 1999.

     The compensation arrangements of Mr. Bauman were determined based on the Committee's subjective assessment of his performance, based on the Company's financial condition and success in achieving its strategic objectives. The Committee also considered the responsibilities associated with Mr. Bauman's position and the level of compensation provided to Chief Executive Officers at similarly situated companies.

              The Compensation Committee of the Board of Directors

                                Thomas H. Barton
                             George S. Lockwood, Jr.
                                T. Harold Hudson

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12 HICKOK INCORPORATED

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                               PROFIT SHARING PLAN

  The Company has a profit sharing plan for all officers and key employees which provides for a fund consisting of 20% of the excess of profits before federal taxes after deducting 10% of the net stockholders' equity at the beginning of the fiscal year, such equity to include the net amount received by the Company during the fiscal year from the sale of common stock or through the exercise of common stock options. The fund is distributable by the Compensation Committee of the Board of Directors, taking into consideration such factors as salary, length of service, and merit, the maximum being 50% of the salary of the distributee. For the fiscal year ended September 30, 1999, the foregoing formula produced no cash bonus. For the fiscal year ended September 30, 1998, the foregoing formula produced an aggregate of $73,000 in bonuses, of which $21,000 is shown in the summary compenation table.

                              INDEPENDENT AUDITORS

  The firm of Meaden & Moore, Ltd. has again been selected by the Board of Directors to act as the auditors for the Company for the current fiscal year. A representative of that firm will be present at the Annual Meeting and will have an opportunity to make a statement, if desired. The representative will also be available to respond to appropriate questions from shareholders.


--------------------------------------------------------------------------------
PROXY STATEMENT 1999 13

--------------------------------------------------------------------------------

                     SHAREHOLDER PROPOSALS AND OTHER MATTERS

     The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     Any shareholder proposal intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company's Secretary at its principal executive offices not later than September 28, 2000, for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the Proxy rules of the Securities and Exchange Commission.

     The Company may use its decretion in voting Proxies with respect to Shareholders' proposals not included in the Proxy Statement for fiscal year ended September 30, 2000, unless the Company receives notice of such proposals prior to December 8, 2000.

     Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good-faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

                            Mr. Eugene T. Nowakowski
                               Hickok Incorporated
                               10514 Dupont Avenue
                              Cleveland, Ohio 44108

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.

     By Order of the Board of Directors.
                                                    Robert L. Bauman
                                                    Chairman, President and
                                                    Chief Executive Officer

     Dated January 26, 2000

--------------------------------------------------------------------------------
14 HICKOK INCORPORATED

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     PROXY                                                               PROXY


                               HICKOK INCORPORATED

                               10514 DUPONT AVENUE
                           CLEVELAND, OH 44108-1399

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


       The undersigned hereby appoints Robert L. Bauman, Eugene T. Nowakowski and Michael L. Miller, and each of them with power of substitution or resubstitution as proxies, and authorizes them to represent and to vote, as designated below, all of the common shares of Hickok Incorporated held of record by the undersigned on January 5, 2000 at the Annual Meeting of Shareholders to be held on February 23, 2000 or any adjournment thereof.


           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side)


--------------------------------------------------------------------------------

                               HICKOK INCORPORATED

  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


[                                                                              ]


1. Fixing Number of Directors at Eight and Election of Seven Directors-
   Nominees: 01 Robert L. Bauman, 02 Harry J. Fallon,
             03 T. Harold Hudson, 04 James T. Martin,
             05 Michael L. Miller, 06 James Moreland and
             07 Janet H. Slade.

             For      Withhold        For All
             All         All          Except*

             [ ]         [ ]           [ ]


   _____________________________________________________
   *(Except Nominee(s) written above)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

            For      Against         Abstain

            [ ]         [ ]           [ ]

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                                               Dated:_____________________ 2000


                                    Signature:__________________________________

                                    ____________________________________________
                                    Please sign above exactly as name appears.
                                    When shares are held by joint tenents, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If corporation, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------

                     X         FOLD AND DETACH HERE        X

                             YOUR VOTE IS IMPORTANT.

               PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.